SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 16, 1996
                      ------------------------------------
                Date of Report (Date of earliest event reported)



                             DIGNITY PARTNERS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                    0-27736                 94-3165263
- ---------------            ---------------          ---------------
(State of other              (Commission              (IRS Employer
jurisdiction of               File Number)            Identification
incorporation)                                        No.)


           1700 Montgomery Street, Suite 250, San Francisco, CA 94111
        ----------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (415)394-9469
                                                    --------------

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Item 5.  Other Events.
- ----------------------

         On  July  16,  1996,   the  Company  issued  a  press  release
indicating temporary withdrawal from the market for policies insuring AIDS and HIV patients. The press release is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
- ----------------------------------------------------------------------------

(c)      Exhibits

    99.1 Text of Press Release dated July 16, 1996.

         SIGNATURES
         ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     DIGNITY PARTNERS, INC.


                                                     By /s/Alan B. Perper
                                                        ---------------------
                                                        Alan B. Perper
                                                        President

Date:  July 17, 1996

                                  EXHIBIT INDEX
                                  -------------

                                                                Sequential
     Exhibit Number            Document Description             Page Number
     --------------            --------------------             -----------

         99.1              Text of Press Release dated July
                           16, 1996.